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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               EATON CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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

                                                                            LOGO

                PROXY
                STATEMENT
                                &
                NOTICE of MEETING
                2000 ANNUAL MEETING OF SHAREHOLDERS

                ----------------------------------------------------------------

                                                                            LOGO

NOTICE OF MEETING

The 2000 annual meeting of Eaton Corporation shareholders will be held Wednesday, April 26, at 10:30 a.m. local time at the Company's Cutler-Hammer Headquarters, 1000 Cherrington Parkway, Moon Township, PA, for the purpose of:

1. Electing directors;

2. Adopting Amended Regulations;

3. Ratifying the appointment of independent auditors; and

4. Considering reports and such other business as may properly come before the meeting.

These matters are more fully described in the following pages.

The record date for the meeting has been fixed by the Board of Directors as the close of business on February 28, 2000. Shareholders of record at that time are entitled to vote at the meeting.

By order of the Board of Directors

EARL R. FRANKLIN SIGNATURE

Earl R. Franklin
Secretary

March 17, 2000

Your Vote Is Important

To vote your shares, please indicate your choices, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope. You will save your Company the expense of a second mailing by returning your proxy card promptly.

                                    CONTENTS

                                                  PAGE
                                                  ----
PROXY STATEMENT ................................     3

Proxy Solicitation .............................     3

Voting at the Meeting ..........................     3

Election of Directors ..........................     4

Board Committees ...............................     8

Compensation of Directors ......................     9

Executive Compensation .........................    10

Adoption of Amended Regulations ................    19

Ratification of the Appointment of
  Independent Auditors .........................    20

Other Business .................................    20

Ownership of Outstanding Voting Shares..........    20

Future Shareholder Proposals ...................    22

PROXY STATEMENT

EATON CORPORATION
Eaton Center
Cleveland, Ohio 44114-2584
216-523-5000

----------------------------------------------

This proxy statement, the accompanying proxy form and Eaton's annual report for the year ended December 31, 1999 are scheduled to be sent to shareholders on or about March 17, 2000.

PROXY SOLICITATION

Eaton's Board of Directors solicits your proxy, in the form enclosed, for use at the 2000 annual meeting of shareholders and any adjournments thereof. The individuals named in the enclosed form of proxy have advised the Board of their intention to vote at the meeting in compliance with instructions on all forms of proxy tendered by shareholders and, where no contrary instruction is indicated on the proxy form, for the election of the individuals nominated to serve as directors, for amending the Amended Regulations, and for ratification of the appointment of Ernst & Young LLP as independent auditors. These matters are described in the following sections of this proxy statement.

Any shareholder giving a proxy may revoke it by giving Eaton written notice before the meeting or by revoking it at the meeting. All properly executed proxies not revoked will be voted at the meeting.

In addition to soliciting proxies through the mail, certain employees may solicit proxies in person or by telephone or facsimile. Eaton has retained Morrow & Co., Inc., 445 Park Avenue, New York, New York 10022, to assist in the solicitation of proxies, primarily from brokers, banks and other nominees, for a fee estimated at $7,000. Brokerage firms, nominees, custodians and fiduciaries may be asked to forward proxy soliciting material to the beneficial shareholders. All reasonable soliciting costs will be borne by Eaton.

VOTING AT THE MEETING

Each Eaton shareholder of record at the close of business on February 28, 2000 is entitled to one vote for each share then held. On February 28,
          Eaton common shares (par value, 50c each) were outstanding and entitled to vote.

At the 2000 annual meeting, the inspectors of election appointed by the Board of Directors for the meeting will determine the presence of a quorum and tabulate the results of shareholder voting. As provided by Ohio law and Eaton's Amended Regulations, Eaton shareholders present in person or by proxy at the meeting will constitute a quorum. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. The inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the meeting.

Director nominees receiving the greatest number of votes will be elected directors. Votes withheld in respect of the election of directors will not be counted in determining the outcome of the election. Adoption of all other proposals to come before the meeting will require the affirmative vote of the holders of a majority of the outstanding Eaton common shares, which requirement is consistent with the general vote requirement in Eaton's Amended Articles of Incorporation. The practical effect of this vote requirement will be that abstentions and shares held in "street name" by brokers that are not voted in respect of those proposals will be treated the same as votes cast against those proposals.

As provided by Ohio law, each shareholder is entitled to cumulative voting rights in the election of directors if any shareholder gives written notice to the President or a Vice President or the Secretary of Eaton at least 48 hours before the time fixed for the meeting, requesting cumulative voting, and if an announcement of that notice is made at the beginning of the meeting by the Chairman or Secretary, or by or on behalf of the shareholder who gave the notice. If cumulative voting is in effect with respect to an election of directors, each shareholder has the right to cumulate his or her voting power by giving one nominee that number of votes which equals the number of directors to be elected multiplied by the number of the shareholder's shares, or by distributing his or her votes on the same principle among two or more nominees, as the shareholder sees fit. If cumulative voting is in effect with respect to an election of directors, the individuals named in the proxy will vote the shares represented by the proxy cumulatively for those nominees that they may determine in their discretion, except that no votes will be cast for any nominee as to whom the shareholder giving the proxy has directed that his or her vote be withheld.

1. ELECTION OF DIRECTORS

The Board of Directors is presently composed of eleven members. The terms of four directors will expire in April, 2000. One of these directors is Phyllis B. Davis. Mrs. Davis, a director since 1991, having attained the normal retirement age, will resign as director at the conclusion of the annual meeting of shareholders on April 26.

The remaining three directors whose terms are expiring have been nominated for re-election. Each of the nominees was elected at the 1997 annual meeting. (See page 5.)

If any of the nominees become unable or decline to serve, the individuals named in the enclosed proxy will have the authority to vote for substitutes. But Eaton's management has no reason to believe that this will occur.

Following the annual meeting, the Board of Directors will be composed of ten members.

Following is biographical information about each nominee and each director.

NOMINEES FOR ELECTION TO TERMS ENDING IN 2003 OR WHEN THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:


A. M. CUTLER PHOTO            S. R. HARDIS PHOTO            G. L. TOOKER PHOTO


ALEXANDER M. CUTLER, 48, is   STEPHEN R. HARDIS, 64, is     GARY L. TOOKER, 60, is
President and Chief           Chairman and Chief Executive  former Chairman and Chief
Operating Officer of Eaton    Officer of Eaton              Executive Officer and a
Corporation. Mr. Cutler       Corporation. Mr. Hardis       director of Motorola, Inc.,
joined Cutler-Hammer, Inc.    joined Eaton in 1979 as       a manufacturer of
in 1975, which was            Executive Vice                electronics equipment. Mr.
subsequently acquired by      President - Finance and       Tooker joined Motorola in
Eaton, and became President   Administration. He was        1962 and advanced to the
of Eaton's Industrial Group   elected Vice Chairman in      position of Senior Executive
in 1986 and President of the  1986 and designated Chief     Vice President and Chief
Controls Group in 1989. He    Financial and Administrative  Corporate Staff Officer in
advanced to Executive Vice    Officer. He became Chief      1986. He became Chief
President - Operations in     Executive Officer in          Operating Officer in 1988,
1991, was elected Executive   September, 1995 and Chairman  President in 1990, Vice
Vice President and Chief      in January, 1996. Mr. Hardis  Chairman and Chief Executive
Operating Officer - Controls  is a director of American     Officer in December, 1993,
in September, 1993 and        Greetings, KeyCorp, Lexmark   Chairman in 1997, and Vice
assumed his present position  International Group, Inc.,    Chairman in 1999. Mr. Tooker
in September, 1995.           Marsh & McLennan Companies,   is a director of the
DIRECTOR SINCE 1993           Nordson Corporation and       Atlantic Richfield Company.
                              Progressive Corporation.      DIRECTOR SINCE 1992
                              DIRECTOR SINCE 1983

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL APRIL 2002


N. C. LAUTENBACH PHOTO        J. R. MILLER PHOTO            F. C. MOSELEY PHOTO           V. A. PELSON PHOTO

NED C. LAUTENBACH, 56, is a   JOHN R. MILLER, 62, is        FURMAN C. MOSELEY, 65, is     VICTOR A. PELSON, 62, is a
partner of Clayton, Dubilier  Chairman and Chief Executive  Chairman of Sasquatch         Senior Advisor to Warburg
& Rice, Inc., an investment   Officer of The Linden Group,  Publishing Company. He is     Dillon Read LLC, investment
firm specializing in          a buyout firm, and is a       former President of Simpson   bankers. Before joining
structuring leveraged         director of Cambrex           Investment Company, holding   Warburg Dillon Read in
buyouts. Before joining       Corporation and Waterlink,    company for Simpson Paper     April, 1996, Mr. Pelson was
Clayton, Dubilier, Mr.        Inc. He was President, Chief  Company and Simpson Timber    associated with AT&T from
Lautenbach was associated     Operating Officer and a       Company. He was Chairman of   1959 to March, 1996, where
with IBM from 1968 until his  director of The Standard Oil  Simpson Paper from 1969 to    he held a number of
retirement in 1998. At IBM,   Company from 1980 to 1986.    January, 1995 and retired as  executive positions,
he held several executive     Mr. Miller was a self-        President of Simpson          including Group Executive
positions, including Vice     employed business consultant  Investment in July, 1995.     and President responsible
President, President of IBM   from 1986 to 1988, Managing   Mr. Moseley is a director of  for the Communications
Asia Pacific, Senior Vice     Director of TBN Holdings      Owens Corning.                Services Group, Executive
President, Chairman of IBM    Inc. from 1988 to 1993 and    DIRECTOR SINCE 1975           Vice President and member of
World Trade Corporation,      served as President and                                     the Management Executive
Senior Vice President and     Chief Executive Officer of                                  Committee. At the time of
Group Executive, Sales and    TBN Holdings from 1993 until                                his retirement from AT&T,
Distribution, and was a       1999, when he assumed his                                   Mr. Pelson was Chairman of
member of IBM's Corporate     present position. Mr. Miller                                Global Operations and a
Executive Committee. He is a  formerly served as Chairman                                 member of the Board of
director of ChoicePoint,      of the Federal Reserve Bank                                 Directors. Mr. Pelson is a
Inc., Dynatech Corporation,   of Cleveland.                                               director of Dun &
Fidelity Mutual Funds, and    DIRECTOR SINCE 1985                                         Bradstreet, Dynatech Corp.,
PPG Industries, Inc.                                                                      United Parcel Service and
DIRECTOR SINCE 1997                                                                       Carrier 1 International,
                                                                                          S.A.
                                                                                          DIRECTOR SINCE 1994

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL APRIL 2001:


                              E. GREEN PHOTO                A. WILLIAM REYNOLDS PHOTO
M. J. Critelli PHOTO

MICHAEL J. CRITELLI, 51, is   ERNIE GREEN, 61, is founder,  A. WILLIAM REYNOLDS, 66, is
Chairman and Chief Executive  President and Chief           Chief Executive of the Old
Officer of Pitney Bowes       Executive Officer of EGI,     Mill Group, a private
Inc., a provider of           Inc., a manufacturer of       investment firm. Mr.
messaging and advanced        automotive components. He is  Reynolds is former Chairman
business communications       also President of Florida     of GenCorp Inc. He was
solutions. He was elected     Production Engineering,       Chairman of GenCorp from
Vice Chairman of Pitney       Inc., subsidiary of EGI. He   1987 through March, 1995 and
Bowes in 1994. He was         is a director of DP&L Inc.,   Chief Executive Officer from
promoted to Vice Chairman     and Pitney Bowes Inc.         August, 1985 to July, 1994.
and Chief Executive Officer   DIRECTOR SINCE 1995           Mr. Reynolds is a director
of the corporation in 1996,                                 of Boise Cascade Corporation
and Chairman and Chief                                      and Boise Cascade Office
Executive Officer in 1997.                                  Products Corp.
Mr. Critelli is a trustee of                                DIRECTOR SINCE 1987
the National Urban League.
DIRECTOR SINCE 1998

BOARD COMMITTEES -- The Board of Directors has the following standing committees: Audit, Compensation and Organization, Corporate Responsibility and Public Policy, Executive and Finance.

Audit Committee. The functions of the Audit Committee include aiding directors in fulfilling the Board's responsibility for the quality of financial reporting, meeting with the Company's director of internal audits to review the annual internal audit plan and, subsequently, the results of the audit, receiving and considering management recommendations regarding the appointment of independent auditors and recommending to the Board a firm to serve as independent auditors, meeting with the independent auditors and management to review the scope of and the plan for the annual audit and, subsequently, to review the results of the audit, reviewing any significant changes in accounting policies, reviewing the annual financial statements, reviewing significant non-audit professional services provided by the independent auditors and fees for those services and serving as the auditors' access to the Board (for both internal and independent auditors). The Audit Committee held three meetings in 1999. Present members are Messrs. Critelli, Green, Moseley and Reynolds.

Compensation and Organization Committee. The functions of the Compensation and Organization Committee include recommending and attracting qualified candidates as director nominees, recommending the number of directors to serve for each ensuing year, reviewing and recommending changes in the functions and responsibilities of each of the Board's committees, reviewing proposed organization or responsibility changes at the officer level, evaluating the performance of the Chief Executive Officer and reviewing the performance evaluations of the other elected officers, reviewing succession planning for key officer positions and recommending the individual to assume the position of Chief Executive Officer if that position becomes vacant due to unforeseen circumstances. The committee is also responsible for recommending to the Board of Directors the salary of each elected officer and the retainer and attendance fees and other compensation to non-employee directors, reviewing awards to elected officers under the Executive Incentive Compensation Plan and the aggregate amount of awards under the Plan, adjusting that amount as appropriate within the terms of the Plan, establishing and subsequently determining the attainment of performance objectives under the Company's long-term incentive compensation plans, administering stock option plans and reviewing compensation and benefit plans as they relate to key employees to confirm that those plans remain equitable and competitive, as well as maintaining a program to analyze and recommend such plans for the long range, and preparing an annual report for the Company's proxy statement regarding executive compensation. The Compensation and Organization Committee held seven meetings in 1999. Present members are Mrs. Davis and Messrs. Lautenbach, Miller, Pelson and Tooker.

The Compensation and Organization Committee will consider individuals for nomination to stand for election as directors who are recommended to it in writing by any Eaton shareholder. Any shareholder wishing to recommend an individual as a nominee for election at the annual meeting of shareholders to be held in 2001 should send a signed letter of recommendation, to be received before November 3, 2000, to the following address: Eaton Corporation, Eaton Center, Cleveland, Ohio 44114-2584, attention Corporate Secretary. Recommendation letters must state the reasons for the recommendation and contain the full name and address of each proposed nominee as well as a brief biographical history setting forth past and present directorships, employments, occupations and civic activities. Any such recommendation should be accompanied by a written statement from the proposed nominee consenting to be named as a candidate and, if nominated and elected, consenting to serve as a director.

Corporate Responsibility and Public Policy Committee. The function of the Corporate Responsibility and Public Policy Committee is to provide oversight regarding significant public issues of concern with respect to the Company's relationships with shareholders, employees, customers, competitors, suppliers and the communities in which the Company operates, including such areas as ethics, environmental, health and safety issues, diversity and equal employment opportunity, community relations, government relations, charitable contributions, shareholder and investor relations and the Eaton Philosophy -- Excellence through People. The Corporate Responsibility and Public Policy Committee held two meetings in 1999. Present members are Mrs. Davis and Messrs. Critelli, Green, Miller and Tooker.

Executive Committee. The functions of the Executive Committee include all of the functions of the Board of Directors other than the filling of vacancies in the Board of Directors or in any of its committees. The Executive Committee acts upon matters requiring Board action during the intervals between Board meetings. It met once in 1999. Mr. Hardis is a member for the full twelve-month term; each of the non-employee directors serves a four-month term.

Finance Committee. The functions of the Finance Committee include the periodic review of the Company's financial condition and the recommendation of financial policies, analyzing Company policy regarding its debt-equity relationship, reviewing and making recommendations regarding the Company's dividend policy, reviewing the Company's cash flow, proposals for long- and short-term debt financing and the risk management program, meeting with and reviewing the performance of management pension committees and any other fiduciaries appointed by the Board for pension and profit-sharing retirement plans and reviewing those plans and recommending modifications to them. The Finance Committee held two meetings in 1999. Present members are Messrs. Critelli, Green, Lautenbach, Moseley, Pelson and Reynolds.

The Board of Directors held eight meetings in 1999. Two directors, Phyllis B. Davis and Furman C. Moseley attended fewer than 75% of the meetings of the Board and its committees. The average rate of attendance for all directors was 93%.

COMPENSATION OF DIRECTORS -- Employee directors are not compensated for their services as directors. Non-employee directors receive an annual retainer of $40,000, an annual retainer of $5,000 for each non-employee director who serves as chairman of any standing committee of the Board, a fee of $1,500 for each Board meeting attended and for attendance at any special presentation on non-Board meeting days, and a fee of $1,000 for each Board committee and shareholder meeting attended.

Non-employee directors first elected before 1996 may defer payment of their annual fees not to exceed $30,000 at a rate of interest specified in their deferred compensation agreements. The rate of interest is based upon the number of years until a director's normal retirement date and, in general, is higher than prevailing market rates. All non-employee directors may defer payment of their fees at a rate of return which varies, depending on whether the director defers the fees as retirement compensation or as short-term compensation. At least 50% of retirement compensation, or any greater portion which the director elects, is converted to share units and earns share price appreciation and dividend equivalents. The balance of retirement compensation earns 10-year Treasury note returns plus 300 basis points. Short-term compensation earns 13-week Treasury bill returns. These arrangements provide for accelerated lump sum or installment payments upon a failure by the Company to pay or termination of service in the context of a change in control of the Company.

Under the Company's 1998 Stock Plan, as approved by the shareholders, each person who on April 22, 1998 or thereafter becomes a non-employee director automatically is granted an option for 5,000 shares upon the date of his or her election. So long as each non-employee director continues to serve in that capacity, beginning in the year after the director receives his or her initial grant, he or she is automatically granted an option for a number of shares equal to the quotient resulting from dividing (i) four times the annual retainer for each non-employee director in effect on the granting date, by (ii) the closing price of an Eaton common share on the New York Stock Exchange Composite Transactions on the last business day immediately preceding the granting date. The granting date is the Tuesday immediately before the fourth Wednesday of each January.

Upon leaving the Board, non-employee directors who were first elected prior to 1996 are eligible to receive an annual benefit, as described below. For Board service of at least five years, eligible directors receive an annual benefit equal to the annual retainer in effect at the time the directors leave the Board. Eligible directors having fewer than five years but more than one year of Board service at the time of their Board retirement receive a proportionately reduced annual benefit. The annual benefit is paid for the lesser of ten years or life. The present value of payments under this plan will be paid in a lump sum upon a "proposed change in control" of the Company, unless otherwise determined by a committee of the Board. Directors who are first elected in 1996 or later are not eligible to receive the annual benefit.

EXECUTIVE COMPENSATION -- The following table summarizes the total compensation of the Chief Executive Officer of Eaton and the four other most highly compensated executive officers for fiscal year 1999. The table also summarizes compensation of the named executive officers for fiscal years 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                               ---------------------
                                                                                AWARDS     PAYOUTS
                                                                               --------   ----------
                                                                                            LONG-
                                     ANNUAL COMPENSATION           OTHER        STOCK        TERM         ALL OTHER
                                 ----------------------------      ANNUAL      OPTIONS    INCENTIVE      COMPENSATION
  NAME AND PRINCIPAL POSITION    YEAR    SALARY      BONUS      COMPENSATION   (SHARES)    PAYOUTS           (1)
-----------------------------------------------------------------------------------------------------------------------
S. R. Hardis                     1999   $946,700   $1,345,612      $    0      125,000    $                $777,437
  Chairman and Chief             1998    866,680    1,053,531           0       60,000     1,130,481        449,931
  Executive Officer              1997    790,000    1,534,680           0      250,000       973,409        748,410

A. M. Cutler                     1999   $695,040   $  914,250      $    0       75,000    $                $ 26,944
  President and Chief Operating  1998    640,040      715,479           0       36,000       793,221         26,034
  Officer                        1997    586,680      990,031           0      175,000       709,458         22,733

B. R. Bachman                    1999   $380,040   $  364,657      $    0       35,000    $                $ 14,560
  Senior Vice President          1998    355,020      299,495           0       17,000             0         24,788
  and Group Executive --         1997    332,040      418,044           0       90,000       225,000         18,844
  Hydraulics, Semiconductor
    Equipment and Specialty
    Controls

R. J. McCloskey                  1999   $377,360   $  422,234      $    0       30,000    $                $ 16,985
  Senior Vice President          1998    354,020      346,783           0       15,000       348,331         49,962
                                 1997    330,700      437,046           0       90,000       310,938         21,887

T.W. O'Boyle                     1999   $400,340   $  441,427      $    0       30,000    $                $ 21,489
  Senior Vice President and      1998    366,000      394,072           0       15,000       348,331         25,443
  Group Executive --             1997    338,680      494,052           0       90,000       310,938         29,604
  Truck Components
-----------------------------------------------------------------------------------------------------------------------

(1) All Other Compensation contains several components. The Eaton Corporation Share Purchase and Investment Plan permits an employee to contribute from 1% to 6% of his or her salary to the matching portion of the plan. Eaton makes a matching contribution which, except in special circumstances, ranges between $.25 and $1.00 for each dollar contributed by the participating employee, as determined under a formula designed to reflect Eaton's quarterly earnings per share. The amount the Company contributed during 1999 for each of the named executive officers was as follows: S. R. Hardis, $8,804; A. M. Cutler, $8,060; B. R. Bachman, $4,392; R. J. McCloskey, $2,822
    and T. W. O'Boyle, $5,579. The Company maintains plans pursuant to which incentive compensation may be deferred. Earning on such deferrals which are above rates established by the Internal Revenue Service are disclosed in this table. Those earnings during 1999 for each of the named executive officers were as follows: S. R. Hardis, $735,725; A. M. Cutler, $3,405; B.
    R. Bachman, $0; R. J. McCloskey, $4,795; and T. W. O'Boyle, $1,733. Under a Company program, each executive officer may acquire an automobile. Under this program for 1999, the approximate cost to the Company for each of the named executive officers was as follows: S. R. Hardis, $13,020; A. M. Cutler, $10,522; B. R. Bachman, $9,486; R. J. McCloskey, $5,613; T. W.
    O'Boyle, $12,366. The Company provides certain executives, including the named executive officers, with the opportunity to acquire individual whole-life insurance. The annual premiums paid by the Company during 1999 for each of the named executive officers were as follows: S. R. Hardis, $19,888; A. M. Cutler, $4,957; B. R. Bachman, $682; R. J. McCloskey, $3,755;
    and T. W. O'Boyle, $1,811. Each executive officer is responsible for paying individual income taxes due with respect to the Company's automobile and insurance programs.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES -- The following table contains information concerning the exercise of stock options during fiscal year 1999 and the value of unexercised stock options at the end of fiscal year 1999 with respect to the named executive officers.

                                                                                  TOTAL VALUE OF
                                                    TOTAL NUMBER OF                UNEXERCISED,
                                                  UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                       SHARES                           HELD AT                       HELD AT
                     ACQUIRED ON                    FISCAL YEAR END               FISCAL YEAR END
                      EXERCISE      VALUE     ---------------------------   ---------------------------
       NAME              (#)       REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------------------------------------------------------------------------------

S. R. Hardis           11,478      $681,033     287,136        310,000      $4,689,414      $300,625
A. M. Cutler            4,140       247,057     239,926        198,500       4,462,134       192,906
B. R. Bachman               0             0      64,000         97,000         429,475        94,200
R. J. McCloskey         2,540       147,409      82,460         90,000         845,397        87,188
T. W. O'Boyle          11,104       601,974      85,416         90,000         953,505        87,188
-------------------------------------------------------------------------------------------------------

OPTION GRANTS -- The following table gives information concerning grants of stock options made during fiscal year 1999 to each of the named executive officers. No stock appreciation rights were granted during fiscal year 1999.

                                    INDIVIDUAL GRANTS
                     ------------------------------------------------
                                   PERCENT OF
                                     TOTAL
                      NUMBER OF     OPTIONS                               POTENTIAL REALIZABLE VALUE AT ASSUMED
                     SECURITIES    GRANTED TO                           ANNUAL RATES OF STOCK PRICE APPRECIATION
                     UNDERLYING    EMPLOYEES    EXERCISE                             FOR OPTION TERM
                       OPTIONS     IN FISCAL    OR BASE    EXPIRATION   -----------------------------------------
       NAME          GRANTED (#)    YEAR(1)      PRICE        DATE       0%          5%                10%
-----------------------------------------------------------------------------------------------------------------

S. R. Hardis           125,000        5.73       $71.41      1/26/09     $0    $    5,623,538    $    14,192,738
A. M. Cutler            75,000        3.44        71.41      1/26/09      0         3,374,123          8,515,643
B. R. Bachman           35,000        1.60        71.41      1/26/09      0         1,574,591          3,973,967
R. J. McCloskey         30,000        1.37        71.41      1/26/09      0         1,349,649          3,406,257
T. W. O'Boyle           30,000        1.37        71.41      1/26/09      0         1,349,649          3,406,257
-------------------
All Shareholders(2)        N/A         N/A          N/A          N/A      0     3,278,102,081      8,273,305,252
                                                                                -------------      -------------

(1) Based on a total of 2,182,900 options granted to all employees. All options granted to the named executive officers were granted on January 26, 1999. As granted, one-third of the options become exercisable upon each of the first, second and third anniversary of the date of grant.

(2) At the assumed annual rates of stock price appreciation of 0%, 5% and 10%, the value of all 72,865,658 shares outstanding on January 31, 2000 would increase by the amounts shown. There can be no assurance that the market price of Eaton shares will increase in the future.

--------------------------------------------------------------------------------

LONG-TERM INCENTIVE PLAN AWARDS -- The following table gives information regarding Long-Term Incentive Plan awards made during fiscal year 1999 to each of the named executive officers.

                                            PERFORMANCE
                                              OR OTHER
                             NUMBER OF         PERIOD      ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK
                              SHARES,          UNTIL                  PRICE BASED PLANS
                             UNITS OR        MATURATION    ----------------------------------------
          NAME            OTHER RIGHTS(1)    OR PAYOUT       THRESHOLD       TARGET       MAXIMUM
---------------------------------------------------------------------------------------------------
S. R. Hardis                  10,200          4 years          5,100         10,200        20,400
A. M. Cutler                   7,100          4 years          3,550          7,100        14,200
B. R. Bachman                  3,700          4 years          1,850          3,700         7,400
R. J. McCloskey                3,700          4 years          1,850          3,700         7,400
T. W. O'Boyle                  3,700          4 years          1,850          3,700         7,400
---------------------------------------------------------------------------------------------------

(1) These units were awarded during 1999 under the Company's long term incentive plan at a target price per unit of $70.93. The actual, final value of the units will be determined after the completion of the four-year award period based upon the achievement of corporate and individual performance goals. The corporate goals relate to cash flow return on gross capital and growth in earnings per Company common share. Any future payouts will be made in Company common shares, unless the executive has elected to defer receipt of the payment under the Company's long term deferral plan or to the extent necessary to satisfy tax withholding requirements.

COMPENSATION AND ORGANIZATION COMMITTEE REPORT -- The Committee, consisting of five non-employee directors, met seven times in 1999. The Committee has adopted several fundamental compensation policies which have been endorsed by the Board of Directors. It is Committee policy that executive compensation must to a large extent be at risk, in the sense of being dependent on achieving rigorous Company, business unit and individual performance objectives that are designed to enhance shareholder value. It is also Committee policy that executive compensation must be competitive in the employment marketplace in order to allow the Company to attract, motivate and retain highly qualified executives, and that it must fairly reflect, in the judgment of the Committee, accomplishments and responsibilities within the Company.

The administration of the Company's executive compensation is consistent with these policies. This is confirmed by studies of Company and industry practices conducted for the Committee at least every two years with the assistance of a nationally recognized consulting firm, the results of which are summarized for the Board of Directors. Based on the study conducted during 1999 and the consulting firm's recommendations, the Committee has established annual guidelines designed to limit the dilutive effect of the Company's stock option grants. Further, the Committee will review the Company's short-term incentive plan to confirm that its performance metrics are aligned with the Company's earnings growth objectives. Sixty-six percent of the 1999 aggregate cash compensation of the executive officers named in the compensation table was based directly on specific financial performance objectives. For 1999, the Committee established base salary at approximately the median range of compensation paid by similar companies included in the survey data bases of several nationally recognized compensation consulting firms. The Committee also established short-term and long-term incentive opportunities and stock option grants at approximately the median range, with opportunities for larger payments if the Company achieves superior performance.

SALARY -- In setting executive salaries, the Committee uses input from outside sources as noted above and management recommendations for individual adjustments. In judging performance, the Committee considers performance against annual plans, accomplishment of other objectives and the financial results of similar companies. The Company also normally considers factors such as initiative and leadership, as well as time in position, experience, knowledge and level of competitive compensation in the marketplace. Consistently effective individual performance is a threshold requirement for any salary increase. The Committee considers these same factors when preparing its recommendations for base salary adjustments for the Company's Chairman and Chief Executive Officer. The Committee's recommendations for 1999 salary adjustments were based upon these considerations and accepted by the Board of Directors.

SHORT-TERM INCENTIVES -- Annual performance awards, including those paid in 1999, are based on percentages of salary range midpoints and depend on whether the Company has achieved predetermined levels of cash flow return on gross capital employed in the business ("CFR"), individual performance ratings, business unit performance (for operating managers) and Committee discretion. CFR correlates well with corporate performance and is a measure easily understood by incentive compensation plan participants. The Committee also believes that, over time, consistently high CFR provides a good statistical correlation with sustained high stock market valuation. No payments are made unless the Company achieves the predetermined CFR levels, as it did in 1999. Individual performance ratings take into account factors such as unanticipated challenges and opportunities, actual performance against profit plan, personal objectives, general economic conditions and the performance of other large industrial corporations. Individual ratings emphasize pay for performance, and may result in payments ranging from zero to 150% of the amount otherwise payable. The Committee may adjust the total amount available for payment under the plan up or down by 20%. Payments to executive officers for 1999 were made at levels generated by the plan metrics and were not affected by the exercise of this discretion. Executives may defer payment of their bonuses. Amounts deferred until retirement earn the greater of share price appreciation and dividend equivalents or 13-week Treasury bill returns. Amounts deferred for shorter periods earn Treasury bill returns.

LONG-TERM INCENTIVES -- Long-term incentives are granted annually. Their value depends on whether the Company achieves aggressive performance objectives during the four years following a grant. For award periods beginning before 1998, these objectives were expressed in terms of CFR. For award periods beginning in 1998, the Committee significantly raised the performance hurdle, which is now expressed as a combination of CFR, growth in earnings per share and a discretionary assessment of individual performance. The performance objectives are established by the Committee based upon a review with management of the Company's past performance in comparison to that of its peer group companies and the Company's strategic objectives and annual business plans. For the 1996-1999 award period, the Company substantially exceeded the target objectives established for that period. Payments are made in cash for award periods beginning before 1998. For later award periods, payments will be made in Eaton shares except to the extent necessary to satisfy tax-withholding obligations. Executive officers may defer payment of their awards. At least 50% of any deferrals that will be paid after retirement are converted to share units and earn share price appreciation and dividend equivalents. The balance earns 10-year Treasury note returns plus 300 basis points. Short-term deferrals earn 13-week Treasury bill returns.

TAX DEDUCTION -- Any non-deferred annual compensation of more than $1 million for the Company's Chief Executive Officer and each of its four other most highly-compensated officers is not tax deductible unless paid pursuant to formula-driven, performance-based arrangements that preclude Committee discretion to adjust compensation after the beginning of the period in which the compensation is earned. The Committee preserves deductibility by requiring deferrals of otherwise non-deductible payments.

STOCK OPTIONS -- Stock options align the interests of the Company's officers and other executives with those of its shareholders by having a significant component of their compensation tied directly to increases in shareholder value. All officers of the Company are expected to hold a multiple of from two to five times their base salary in Company shares depending on their level in the organization. Options typically have been granted annually, have an exercise price equal to the fair market value of the shares on the date of the grant and, to encourage a long-term perspective, have an exercise period of ten years. The Company does not "reprice" stock options after they have been granted and does not grant stock appreciation rights. Based upon its 1999 review of compensation practices, the Committee has adopted guidelines that limit the Company's regular total stock option grants, during any five-year period, to a maximum of 10% of the Company's outstanding shares.

CHIEF EXECUTIVE OFFICER COMPENSATION -- The 1999 compensation of S.R. Hardis, the Company's Chief Executive Officer, was earned pursuant to the arrangements described above. The Committee recommended, and the Board of Directors approved, a 1999 adjustment to Mr. Hardis' base salary to reflect his overall performance in this key strategic leadership role, to position his salary competitively in the marketplace, and to reflect his time in this position. Mr. Hardis' 1999 short-term incentive payout reflected the award formula of the Company's incentive compensation plan, which was based primarily on the Company's financial performance, as measured by CFR compared to targets set by the Committee for 1999. Consistent with the plan's design, this formula-driven payout was further adjusted to reflect the Committee's evaluation of Mr. Hardis' performance. In addition to the Company's financial performance that achieved the Board approved 1999 Profit Plan, this evaluation took into account the Company's $2.1 billion acquisition of Aeroquip-Vickers, Inc., the largest acquisition in the Company's history. This complementary acquisition fundamentally repositions the Company's hydraulics businesses among the world leaders. Under Mr. Hardis' leadership, the Company has made significant progress in integrating the Aeroquip-Vickers' operations during 1999, while successfully divesting several business units on terms that created value for shareholders and restored strength to the balance sheet. This evaluation also took into account Mr. Hardis' continued focus on the Company's strategic direction, his management of succession issues and his effectiveness as the Company's principal spokesman. Mr. Hardis also earned a 1996-1999 payout from the Executive Strategic Incentive Plan, which was based on the Company's four-year CFR performance against stretch objectives established by the Committee for this period. The grants of stock options and long-term incentives were based on the factors described in earlier sections of this report.

Respectfully submitted to the Company's shareholders by the Compensation and Organization Committee of the Board of Directors.

John R. Miller, Chairman
Phyllis B. Davis
Ned C. Lautenbach
Victor A. Pelson
Gary L. Tooker

COMPANY STOCK PERFORMANCE -- The following graph compares the cumulative total return for Eaton common shares with the S&P 500 Index and with a group of 20 peer companies: Aeroquip-Vickers, Inc., Applied Materials, Inc., Borg-Warner Automotive, Inc., Cooper Industries, Inc., Cummins Engine Company, Inc., Dana Corporation, Detroit Diesel Corporation, Emerson Electric Co., Honeywell Inc., Hubbell Incorporated, Johnson Controls, Inc., Meritor Automotive, Inc., Navistar International Corporation, PACCAR Inc., Parker-Hannifin Corporation, Rockwell International Corporation, SPX Corporation, TRW Inc., Thomas & Betts Corporation and Varian Associates, Inc.

The company expressed disappointment with its relative stock performance, especially over the past two years as the stock market has narrowed its focus almost exclusively to the "high tech" sector. It noted that, among its peers, only Applied Materials ("high tech" semiconductor equipment) and Honeywell (acquired by Allied-Signal near year-end 1999) had outperformed the S&P 500 index over the past half decade. Excluding those two firms from the index, the cumulative total return of the revised peer group dropped from $269 to $191.

                                                       EATON                       PEERS                      S&P 500
                                                       -----                       -----                      -------
1994                                                   100.00                      100.00                      100.00
1995                                                   111.00                      132.00                      138.00
1996                                                   147.00                      158.00                      169.00
1997                                                   191.00                      190.00                      226.00
1998                                                   154.00                      194.00                      290.00
1999                                                   160.00                      253.00                      351.00

Assumes $100 invested on December 31, 1994 in Eaton common shares, the S&P 500 index and stock of the peer companies. Total return assumes that all dividends are reinvested when received. The returns of each company in the group of peer companies are weighted based on the relative stock market capitalization of those companies.

RETIREMENT PLANS -- The following table shows the annual normal retirement benefits payable to officers and other employees of the Company under the Company's retirement plans upon retirement at age 65 at the compensation levels and years of service specified. The table assumes retirement under the standard post-retirement single life annuity option. Under the standard post-retirement surviving spouse option, the participant receives a reduced pension, and a pension equal to 50% of the reduced pension is payable to his or her surviving spouse. The benefit for an employee electing that option whose spouse is three years younger would be approximately 11% less than the amounts shown in the table.

                               PENSION PLAN TABLE

                              ANNUAL NORMAL RETIREMENT BENEFITS PURSUANT TO STANDARD
   AVERAGE FINAL        SINGLE LIFE ANNUITY OPTION FOR YEARS OF CREDITED SERVICE INDICATED
      ANNUAL          -----------------------------------------------------------------------
   COMPENSATION       15 YEARS    20 YEARS    25 YEARS    30 YEARS    35 YEARS     40 YEARS
---------------------------------------------------------------------------------------------
    $  300,000        $ 65,165    $ 86,887    $108,609    $130,331    $152,053    $  173,774
       400,000          87,665     116,887     146,109     175,331     204,553       233,774
       500,000         110,165     146,887     183,609     220,331     257,053       293,774
       600,000         132,665     176,887     221,109     265,331     309,553       353,774
       700,000         155,165     206,887     258,609     310,331     362,053       413,774
       800,000         177,665     236,887     296,109     355,331     414,553       473,774
       900,000         200,165     266,887     333,609     400,331     467,053       533,774
     1,000,000         222,665     296,887     371,109     445,331     519,553       593,774
     1,100,000         245,165     326,887     408,609     490,331     572,053       653,774
     1,200,000         267,665     356,887     446,109     535,331     624,553       713,774
     1,300,000         290,165     386,887     483,609     580,331     677,053       773,774
     1,400,000         312,665     416,887     521,109     625,331     729,553       833,774
     1,500,000         335,165     446,887     558,609     670,331     782,053       893,774
     1,600,000         357,665     476,887     596,109     715,331     834,553       953,774
     1,700,000         380,165     506,887     633,609     760,331     887,053     1,013,774
     1,800,000         402,665     536,887     671,109     805,331     939,553     1,073,774
     1,900,000         425,165     566,887     708,609     850,331     992,053     1,133,774

The information contained in the preceding table is based on the assumption that the retirement plans will be continued in their present form.

Annual normal retirement benefits are computed at the rate of 1% of average final annual compensation up to the applicable Social Security integration level ($31,128 for 1999 retirements) plus 1 1/2% of average final annual compensation in excess of the Social Security integration level, multiplied by the employee's years of credited service.

An employee's average final annual compensation is the average annual amount of his or her total compensation (which includes salary and bonus as so identified in the Summary Compensation Table on page 11) for service during the five consecutive years within the last ten years of employment for which the employee's total compensation was greatest. Years of credited service means the number of years of employment between age 21 and retirement, with a maximum of 44 years. As of January 31, 2000, the number of years of credited service for each of the individuals named in the Summary Compensation Table on page 11 was as follows: S. R. Hardis, 20.4; A. M. Cutler, 24.4; B. R. Bachman, 4.1; R. J. McCloskey, 30.8; and T. W. O'Boyle, 33.3.

                                ---------------

Certain provisions of the Internal Revenue Code, as amended, limit the annual benefits that may be paid from a tax-qualified retirement plan. As permitted under the Code, the Board of

Directors has authorized the payment from Eaton's general funds of any benefits calculated under the provisions of the applicable retirement plan which may exceed those limits. The present value of these benefits will be paid in a single installment upon a proposed change in control of the Company unless otherwise determined by the Board of Directors.
                                ---------------

The Board of Directors has adopted a plan which provides supplemental annual retirement income to certain executives who do not have the opportunity to accumulate significant credited service with Eaton, provided that they retire at age 55 or older and have at least five years of service with Eaton. The amount of the annual supplement is generally equal to the amount by which a percentage (described below) of the executive's average final annual compensation exceeds his or her earned retirement income (which includes amounts receivable pursuant to the retirement plans described above as well as retirement plans maintained by the executive's previous employers). The percentage of average final annual compensation used for this purpose depends upon an executive's age and years of service at retirement. The percentage ranges from 20% (for retirements at age 55 with less than 15 years of service) to 45% (for retirements at age 65 with 15 years or more of service). Under the plan, the present value of payments will be paid in a single installment upon a proposed change in control of the Company unless otherwise determined by the Board of Directors. Five executive officers currently are participating in the plan, including S. R. Hardis and B. R. Bachman, who are named in the Summary Compensation Table on page 11. The estimated annual benefits payable under this plan are $261,202 to Mr. Hardis, and $161,481 to Mr. Bachman, based on the assumptions that both retire at age 65 and that their base salary and target incentive compensation increase at 4% per annum.
                                ---------------

The Company has entered into agreements with its executive officers, including those named in the Summary Compensation Table on page 11, which provide for payments and benefits in the event of a termination of employment in the context of a change of control of the Company. The purpose of these agreements is to assure continued dedication, and to diminish the inevitable distraction caused by personal uncertainties and risks, in the event of a corporate change of control.

The agreements provide that each officer, for three years following a change of control, will have duties, salary, bonus, fringe benefits and opportunities for savings, incentive earnings and retirement compensation no less favorable than was previously the case. If the Company were to terminate an officer's employment during this three-year period for reasons other than cause or disability, or if the officer were to terminate employment because of changed circumstances, then the officer would be entitled to receive certain amounts and benefits under these agreements. These amounts and benefits would include (i) long-term incentive compensation reflective of the portion of the award periods completed prior to termination, (ii) salary and bonus multiplied by three (or any lesser number of years and portions thereof until age 65), and (iii) continuation of medical, life insurance and other welfare benefits for two years (or any lesser number of years and portions thereof until age 65), subject to reduction for comparable benefits received in any subsequent employment. The officer would be entitled to receive an additional payment, net of taxes, to compensate for the excise tax imposed on these and other payments if they are determined to be "excess parachute payments" under the Internal Revenue Code.

The agreements provide that, upon the occurrence of a proposed change of control, the Company would deposit in trust a cash amount sufficient to provide the benefits and payments to which the officers would be entitled under the agreements upon a change of control and termination of employment. The agreements also provide that the Company would reimburse the officers for any costs incurred to enforce the agreements.

                                ---------------

Certain grantor trusts established by the Company hold approximately $36 million of marketable securities and 493,000 Company shares in order to provide for a portion of the Company's deferred compensation obligations. The trust assets, which are subject to the claims of the Company's creditors, will be used to pay those obligations in proportion to trust funding. The trusts provide for full funding upon a change in control of the Company and for accelerated lump sum or installment payments upon a failure by the Company to pay amounts due under the plans or upon a termination of employment in the context of a change in control.

2. ADOPTION OF AMENDED REGULATIONS

THIS DESCRIPTION OF PROPOSED AMENDMENTS TO ARTICLE I, SECTION 8 OF THE COMPANY'S AMENDED REGULATIONS IS A SUMMARY ONLY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COPY OF PROPOSED NEW ARTICLE I, SECTION 8 INCLUDED AS EXHIBIT A TO THIS PROXY STATEMENT. SHAREHOLDERS ARE URGED TO READ EXHIBIT A IN ITS ENTIRETY.

The ability of the Company's shareholders to exercise their rights as shareholders through the use of proxies is governed by Section 1701.48 of the Ohio Revised Code (the "Ohio Law") and Section 8 of Article I ("Section 8") of the Company's Amended Regulations (the "Amended Regulations"). Historically, the Ohio Law and Section 8 have required that a proxy be in the form of a writing signed by the shareholder, a photographic, photostatic or equivalent reproduction of such a writing, or a telegram or cablegram appearing to have been transmitted by the shareholder. Neither the Ohio Law nor Section 8 have contemplated or permitted other means of appointing a proxy that modern technology have made possible in recent years.

In 1999, the Ohio legislature adopted amendments to Section 1701.48 of the Ohio Law that expand the permitted means of appointing a proxy to take advantage of these modern technologies. In particular, the Ohio Law was amended to provide that, in addition to other permitted means of appointing a proxy, a shareholder may also appoint a proxy through specified types of "verifiable communication" authorized by the shareholder. The Ohio Law defines verifiable communication as "any transmission that creates a record capable of authentication, including, but not limited to, a telegram, a cablegram, electronic mail, or an electronic, telephonic, or other transmission, that appears to have been transmitted" by a shareholder and that appoints a proxy. The amendments to Section 1701.48 also provide that, in addition to other types of copies of signed proxies previously permitted by the Ohio Law, facsimile transmission of a signed writing that appoints a proxy is sufficient to appoint a proxy.

The current version of Section 8 in general follows the language of Section 1701.48 of the Ohio Law as it existed prior to the adoption of the amendments summarized above. Accordingly, in its present form, Section 8 does not permit shareholders to appoint proxies in the additional ways now permitted by the Ohio Law. The proposed amendments to Section 8 would, if adopted, permit the Company's shareholders to take advantage of the expanded means of appointment proxies now permitted by the Ohio Law.

It is also proposed that the current Amended Regulations be changed to substitute gender-neutral language for masculine pronouns wherever appearing throughout the document. Except for the changes described above, the proposed Amended Regulations would in all respects be identical to the existing Amended Regulations.

Adoption of Amended Regulations requires the affirmative vote of the shareholders of record entitled to exercise a majority of the voting power on such proposal.

The Board of Directors of the Company unanimously recommends a vote FOR the proposal to adopt Amended Regulations.

3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of its Audit Committee, the Board of Directors has appointed the accounting firm of Ernst & Young LLP as independent auditors to conduct the annual audit of Eaton's books and records for 2000. The submittal of this matter to the shareholders at the annual meeting is not required by law or by Eaton's Amended Regulations. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If this proposal is not approved at the annual meeting by the affirmative vote of holders of a majority of the outstanding shares, the Board intends to reconsider its appointment of Ernst & Young LLP as independent auditors.

A representative of Ernst & Young LLP will be present at the annual meeting to answer any questions concerning the independent auditors' areas of responsibility.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP.

4. OTHER BUSINESS

Management does not know of any other matters requiring shareholder action that may come before the meeting; but, if any are properly presented, the individuals named in the enclosed form of proxy will vote on those matters according to their best judgment.

OWNERSHIP OF OUTSTANDING VOTING SHARES -- Set forth below is certain information concerning persons who are known by Eaton to have reported owning beneficially more than 5% of the Company's common shares as of the most recent practicable date.

                         Title of Class: Common Shares

     NAME AND ADDRESS OF        NUMBER     PERCENT
      BENEFICIAL OWNER         OF SHARES   OF CLASS
---------------------------------------------------
FMR Corporation                7,426,974    10.343%
82 Devonshire Street
Boston, Massachusetts 02109
---------------------------------------------------

FMR Corporation has filed with the Securities and Exchange Commission a Schedule 13G dated July 10, 1999, which reports the beneficial ownership of 7,426,974 common shares by it and certain affiliated entities and individuals. As reported in the Schedule 13G, FMR Corporation and these affiliated entities and individuals have sole voting power with respect to 526,224 common shares and sole power to dispose or to direct the disposition of 7,426,974 common shares.

The following table shows the beneficial ownership, reported to the Company as of January 31, 2000, of Company common shares by each director and nominee, each executive officer named in the Summary Compensation Table on page 11 and all of those individuals and all other executive officers as a group and also sets forth the number of share units held under various deferred compensation plans.

                         TITLE OF CLASS: COMMON SHARES

            NAME OF                NUMBER      PERCENT                       TOTAL NUMBER OF
          BENEFICIAL              OF SHARES       OF         DEFERRED           SHARES AND
             OWNER               OWNED(1,2)    CLASS(3)   SHARE UNITS(4)   DEFERRED SHARE UNITS
-----------------------------------------------------------------------------------------------

B. R. Bachman                        77,993(5)    --           6,354               84,347
M. J. Critelli                        7,062       --               0                7,062
A. M. Cutler                        289,899(5,6)    --        46,907              336,806
P. B. Davis                          10,943       --             479               11,422
E. Green                             10,122       --             722               10,844
S. R. Hardis                        386,543(5)    --         182,877              569,420
N. C. Lautenbach                      9,622       --           1,794               11,416
R. J. McCloskey                     102,407(5)    --           7,472              109,879
J. R. Miller                         14,122       --               0               14,122
F. C. Moseley                        23,622(6)    --             807               24,429
T. W. O'Boyle                       111,036(5)    --           6,053              117,089
V. A. Pelson                         11,622(6)    --           1,928               13,550
A. W. Reynolds                       15,622       --             925               16,547
G. L. Tooker                         12,622(6)    --           1,063               13,685
Directors, Nominees and
  Executive Officers as a group
  of 31                           2,102,239                  345,315            2,447,554
-----------------------------------------------------------------------------------------------

(1) Each person has sole voting and investment power with respect to the shares listed, unless otherwise indicated.

(2) Includes shares which the person has the right to acquire within 60 days after January 31, 2000 upon the exercise of outstanding stock options as follows: S. R. Hardis, 328,386; A. M. Cutler, 264,676; B. R. Bachman, 75,950; R. J. McCloskey, 92,360; T. W. O'Boyle, 95,316; and all directors, nominees and executive officers as a group, 1,713,960 shares.

(3) Each of the individuals listed holds less than 1% of outstanding common shares.

(4) For descriptions of these units, see pages 9-10 and 14-15.

(5) Includes shares held under the Eaton Corporation Share Purchase and Investment Plan as of January 31, 2000. Participants in the plan are entitled to direct the plan trustee's voting of shares which are not allocated to any participant's account. None of the unallocated shares are included among the shares beneficially owned by the executive officers.

(6) Includes shares held jointly or in other capacities, such as by trust.

Employee benefit plans of the Company and its subsidiaries on January 31, 2000 held 7,972,985 common shares for the benefit of participating employees, or 11% of common shares outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE -- Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of holdings and transactions in the Company's equity securities with the Securities and Exchange Commission and the New York Stock Exchange. The Company believes that there was compliance with all such filing requirements with respect to 1999, except that J. J. Mikelonis, a former officer of the Company, had one late report, and B. K. Rawot, Vice President and Controller, had one late report.

FUTURE SHAREHOLDER PROPOSALS -- Shareholders who wish to submit proposals for inclusion in the proxy statement and for consideration at the annual meeting must do so on a timely basis. In order to be included in the proxy statement for the 2000 annual meeting, proposals must relate to proper subjects and must be received by the Corporate Secretary, Eaton Corporation, Eaton Center, Cleveland, Ohio 44114-2584, before November 16, 2000.

By order of the Board of Directors

/s/ E. R. FRANKLIN

Earl R. Franklin
Secretary

March 17, 2000

                                   EXHIBIT A
                          PROPOSED AMENDED REGULATIONS

ARTICLE I, SECTION 8 -- PROXIES

A. A person who is entitled to attend a shareholders' meeting, to vote at a shareholders' meeting, or to execute consents, waivers, or releases, may be represented at the meeting or vote at the meeting, may execute consents, waivers, and releases, and may exercise any of the person's other rights, by proxy or proxies appointed by a writing signed by the person, appointed by a verifiable communication authorized by the person, or appointed by any other means or in any other form now or hereafter permitted by Ohio Revised Code Chapter 1701 or any successor statute.

B. Any transmission that creates a record capable of authentication, including, but not limited to, a telegram, a cablegram, electronic mail, or an electronic, telephonic, or other transmission, that appears to have been transmitted by a person described in subsection A of this Section 8, and that appoints a proxy is a sufficient verifiable communication to appoint a proxy. A photographic, photostatic, facsimile transmission, or equivalent reproduction of a writing that is signed by a person described in subsection A of this Section 8 and that appoints a proxy is a sufficient writing to appoint a proxy.

C. No appointment of a proxy is valid after the expiration of eleven months after it is made unless the writing or other form of proxy appointment specifies the date on which it is to expire or the length of time it is to continue in force.

D. Unless the writing or other form of proxy appointment otherwise provides:

          (1) Each proxy has the power of substitution, and, if three or more proxies are appointed, a majority of them or of their substitutes may appoint one or more substitutes to act for all;

          (2) If more than one proxy is appointed, then (a) with respect to voting or executing consents, waivers, or releases, or objections to consents at a shareholders' meeting, a majority of the proxies that attend the meeting, or if only one attends then that one, may exercise all the voting and consenting authority at the meeting; and if one or more attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise that authority with respect to an equal number of shares; (b) with respect to exercising any other authority, a majority may act for all;

          (3) A revocable appointment of a proxy is not revoked by the death or incompetency of the maker unless, before the vote is taken or the authority granted is otherwise exercised, written notice of the death or incompetency of the maker is received by the Corporation from the executor or administrator of the estate of the maker or from the fiduciary having control of the shares in respect of which the proxy was appointed;

          (4) The presence at a meeting of the person appointing a proxy shall not revoke the appointment. Without affecting any vote previously taken, the person appointing a proxy may revoke a revocable appointment by a later appointment received by the Corporation or by giving notice of revocation to the Corporation in writing, by a verifiable communication, by other statutorily permissible means, or in open meeting.

Any signature on any instrument, or any reproduction of a signature on any photographic, photostatic, facsimile transmission or equivalent reproduction of any instrument, approved by the inspectors hereinafter provided for as genuine, or as a reproduction of a genuine signature, shall be deemed to be the signature of the shareholder whose name is signed thereon, or a reproduction of the genuine signature of such shareholder, as the case may be, and the falsity of such signature or of such reproduction shall in no manner impair the validity of such instrument or such reproduction of such instrument, or of any vote or action taken at such meeting, provided that such shareholder shall not have previously filed with the Corporation his or her authorized signature guaranteed by a reputable bank or trust company. Any record of a verifiable communication, or other statutorily permissible means of proxy appointment, approved by such inspectors as authentic shall be deemed to be authentic, and the falsity of such record shall in no manner impair the validity of such verifiable communication, or other statutorily permissible means of proxy appointment, or of any vote or action taken at such meeting.

                                                                            LOGO

                          Admission to the Annual Meeting

                          Shareholders who plan to attend the 2000 annual meeting of shareholders may apply for admission tickets at the Registration Desk immediately prior to the meeting. Shareholders whose shares are registered in the name of a broker or bank should obtain certification of ownership to bring to the meeting.

                          Eaton Corporation
                          Eaton Center
                          Cleveland, Ohio 44114-2584

                          ------------------------------------------------------

                                                                            LOGO

         EATON CORPORATION

         EATON CENTER
P        CLEVELAND, OHIO 44114-2584
         -------------------------------------------------------------------
R                                             Eaton Logo

O        The undersigned hereby appoints S. R. Hardis, J. R. Horst and E. R.
         Franklin as proxies, each with the power to appoint his substitute,
X and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all of the Eaton common shares,
Y including reinvestment shares, if any, held by the undersigned on February 28, 2000, at the annual meeting of shareholders to be held at the Company's Cutler-Hammer Headquarters, 1000 Cherrington Parkway, Moon Township, PA, on April 26, 2000, at 10:30 a.m. local time and at any adjournments thereof.

         Election of Directors:  A. M. Cutler, S. R. Hardis, G. L. Tooker

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, IT WILL BE VOTED FOR ITEMS #1, #2 AND #3 UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON THE REVERSE SIDE.

         PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
         ENVELOPE.
                                                                SEE REVERSE
                                                                   SIDE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

           X      PLEASE MARK YOUR                                     954
                  VOTES AS IN THIS
                  EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" ITEMS #2 AND #3.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS #1, #2 AND #3.


                  FOR  WITHHELD                   FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
1. Election of    [ ]    [ ]      2. Adoption of  [ ]    [ ]      [ ]     3. Ratification of    [ ]    [ ]      [ ]
   Directors                         Amended                                 appointment of
   (see reverse)                     Regulations                             Independent Auditors

For, except vote withheld from
the following nominee(s):
______________________________

                                               4. In their discretion, the
                                                  proxies are authorized to
                                                  vote upon such other
                                                  business as may properly
                                                  come before the meeting.


                                               Please sign exactly as name
                                               appears hereon. Joint owners
                                               should each sign. When
                                               signing as attorney,
                                               executor, administrator,
                                               trustee or guardian, please
                                               give full title as such.

                                               _______________________________

                                               _______________________________
                                               SIGNATURE(S)         DATE


--------------------------------------------------------------------------------
                           FOLD AND DETACH HERE



                               EATON CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                     WEDNESDAY, APRIL 26, 2000, 10:30 A.M.

                           CUTLER-HAMMER HEADQUARTERS
                            1000 CHERRINGTON PARKWAY
                               MOON TOWNSHIP, PA

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation Share Purchase and Investment Plan ("Plan"):

         The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy in connection with (a) all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date ("allocated shares") and (b) the proportionate number of common shares of Eaton Corporation which are not allocated to the account of any participant ("unallocated shares") as to which the undersigned is entitled to direct the voting in accordance with the Plan provisions, in each case at the annual meeting of shareholders of Eaton Corporation to be held at the Company's Cutler-Hammer Headquarters, 1000 Cherrington Parkway, Moon Township, PA, on April 26, 2000, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1, #2 and #3 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, allocated shares for which the Trustee does not receive directions in the form of a signed voting instruction card are voted by the Trustee in accordance with and in the same proportion as the allocated shares for which it receives voting instructions. Unallocated shares are voted by the Trustee as directed by the participants, acting as a Named Fiduciary, who return signed voting instruction cards. (Any participant wishing to vote the unallocated shares differently from the allocated shares may do so by requesting a separate voting instruction card from Key Trust Company of Ohio, N.A. at 127 Public Square, Mail Code:
         OH-01-27-1402, Cleveland, Ohio 44114-1306, (216) 689-3728.)

         Election of Directors:  A. M. Cutler, S. R. Hardis, G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

           X      PLEASE MARK YOUR                               2826
                  VOTES AS IN THIS
                  EXAMPLE.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" ITEMS #2 AND #3.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS #1, #2 AND #3.

                  FOR  WITHHELD                   FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
1. Election of    [ ]    [ ]      2. Adoption of  [ ]    [ ]      [ ]     3. Ratification of    [ ]    [ ]      [ ]
   Directors                         Amended                                 appointment of
   (see reverse)                     Regulations                             Independent Auditors

For, except vote withheld from
the following nominee(s):
______________________________

                                               4. In their discretion, the
                                                  proxies are authorized to
                                                  vote upon such other
                                                  business as may properly
                                                  come before the meeting.

                                               Please sign, date and return
                                               promptly in the enclosed
                                               envelope to protect
                                               confidentiality.

                                               ______________________________
                                               SIGNATURE                DATE

   ---------------------------------------------------------------------------

                            FOLD AND DETACH HERE

                               EATON CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                     WEDNESDAY, APRIL 26, 2000, 10:30 A.M.

                           CUTLER-HAMMER HEADQUARTERS
                            1000 CHERRINGTON PARKWAY
                               MOON TOWNSHIP, PA

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the Plans listed below ("Plans"):

         The undersigned, as a participant in the (a) Eaton Corporation 401(k) Savings Plan for Hourly Employees of the Airflex Division,
         (b) Eaton Corporation Investment Plan for Hourly Employees of the Hydraulics Division Hutchinson Plant, (c) Eaton Corporation Wauwatosa Union Plan and Trust, and/or (d) Eaton Corporation 401(k) Savings Plan and Trust ((a) through (d) being the "Group A Participants"), and/or (e) Cutler-Hammer de Puerto Rico, Inc. Retirement Savings Plan (the "Cutler-Hammer Group Participants") hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plans on the record date (the "Credited Eaton Shares") for the annual meeting of shareholders of Eaton Corporation to be held at the Company's Cutler-Hammer Headquarters, 1000 Cherrington Parkway, Moon Township, PA, on April 26, 2000, at 10:30 a.m. local time and at any adjournments thereof. The Group A Participants and the Cutler-Hammer Group Participants, by issuing their instructions on this card, confirm that they have received a copy of the Supplemental Voting Directions Statement which accompanies this card, that they are acting as a Named Fiduciary and that their vote is amended to incorporate the additional shares described on the Supplemental Voting Directions Statement. The Trustee is hereby instructed to vote FOR items #1, #2 and #3 unless contrary voting instructions are indicated on the reverse side of this card.

         Election of Directors:  A. M. Cutler, S. R. Hardis, G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

           X      PLEASE MARK YOUR                          2840
                  VOTES AS IN THIS
                  EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" ITEMS #2 AND #3.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS #1, #2 AND #3.

                  FOR  WITHHELD                   FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
1. Election of    [ ]    [ ]      2. Adoption of  [ ]    [ ]      [ ]     3. Ratification of    [ ]    [ ]      [ ]
   Directors                         Amended                                 appointment of
   (see reverse)                     Regulations                             Independent Auditors

For, except vote withheld from
the following nominee(s):
______________________________


                                               4. In their discretion, the
                                                  proxies are authorized to
                                                  vote upon such other
                                                  business as may properly
                                                  come before the meeting.


                                               Please sign, date and return
                                               promptly in the enclosed
                                               envelope to protect
                                               confidentiality.


                                               _______________________________
                                               SIGNATURE                  DATE

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE


                               EATON CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                     WEDNESDAY, APRIL 26, 2000, 10:30 A.M.

                           CUTLER-HAMMER HEADQUARTERS
                            1000 CHERRINGTON PARKWAY
                               MOON TOWNSHIP, PA